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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              SCIENT CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)

         Delaware                                     94-3288107

        (State of                                 (I.R.S. Employer
 Incorporation or Organization)                 Identification Number)

   One Front Street, 28th Floor
        San Francisco, CA                                 94111

(Address of Principal Executive Offices)                (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]


Securities Act registration statement file number to which this form relates: 333-74731
              ---------
          (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                  Name of Each Exchange on Which
        to be so Registered                  Each Class is to be Registered

          Not Applicable                             Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $0.0001 par value

                               (Title of class)
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Item 1.         Description of Registrant's Securities to be Registered.

                Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-74731).

Item 2.         Exhibits.

Exhibit
Number          Description
-------         -----------

3.1* Amended and Restated Certificate of Incorporation of the Registrant, as amended to date.

3.2* Form of Second Amended and Restated Certificate of Incorporation of the Registrant to be filed after the closing of the offering made pursuant to the Registration Statement.

3.3*            Amended and Restated Bylaws of the Registrant.

4.1*            Amended and Restated Investor Rights Agreement, dated February
                16, 1999.

4.2*            Specimen Certificate of the Registrant's common stock.




*Incorporated herein by reference to the exhibits of the same number in the Registrant's Registration Statement on Form S-1.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                SCIENT CORPORATION


Date: April 28, 1999            By: /s/ William H. Kurtz
                                    --------------------
                                    William H. Kurtz
                                    Chief Financial Officer, Executive Vice
                                    President, Treasurer and Secretary

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